UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 26, 2000



                                 LINCOLN BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)



       000-25219                                          35-2055553
  (Commission File Number)                     (IRS Employer Identification No.)



         1121 East Main Street
         Plainfield, Indiana                                46168
(Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (317) 839-6539

Item 2.  Acquisition or Disposition of Assets

         On September 26, 2000, the Registrant completed the merger of Citizens Bancorp with and into Registrant and the merger of Citizens Savings Bank of Frankfort with and into Lincoln Federal Savings Bank. Information as to this transaction was previously reported in the proxy statement/prospectus contained in Registrant's Registration Statement on Form S-4, Registration Number 333-39768, which is incorporated herein by reference (the "Proxy/Prospectus"). For a discussion of the terms and conditions of the transaction, reference is made to the Proxy/Prospectus.

         Upon consummation of the merger, each outstanding share of common stock, without par value, of Citizens Bancorp was converted into the right to receive .9375 shares of Registrant's common stock, without par value, plus $9.375 in cash. Cash will be paid for fractional shares in an amount determined by multiplying the fractional interest by $18.75.

         In addition, vested options for Citizens common stock were purchased at the closing of the merger by Registrant for an aggregate of $125,902 cash consideration and nonvested options for 46,023 shares of Citizens Bancorp common stock were converted into options for 79,674 shares of Lincoln Bancorp common stock at an option price of $8.81 per share.

         Pursuant to General Instruction F to Form 8-K, the press release issued September 26, 2000, concerning the closing of the merger between the Registrant and Citizens Bancorp is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         When used in this Current Report on Form 8-K and in future filings by the Registrant with the Securities and Exchange Commission, Registrant's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "pro forma," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, the possibility that expected cost savings from the acquisition of Citizens Bancorp cannot be fully realized or realized within the expected time frame, the possibility that revenues following the acquisition of Citizens Bancorp may be lower than expected, changes in economic conditions in the Registrant's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in Registrant's market area and competition, that could cause actual results do differ materially from historical results and those presently anticipated or projected. The Registrant wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Registrant wishes to advise readers that the factors listed above could affect the Registrant's financial performance and could cause the Registrant's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

         The Registrant does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements or Business Acquired.

                  1. The financial statements of Citizens Bancorp, including its consolidated balance sheet as of June 30, 1999, and June 30, 1998, and related consolidated statements of income, shareholders' equity and cash flows for the three fiscal years ended June 30, 1999, are hereby incorporated by reference from pages 191 to 220 of the Registrant's Registration Statement on Form S-4 (Registration Number 333-39768) filed with the Commission on June 21, 2000.

         (b)      Pro Forma Financial Statements.

                  1. The Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2000, for three-month periods ended March 31, 1999 and March 31, 2000, and for the year ended December 31, 1999, is hereby incorporated by reference from pages 38 to 43 of the Registrant's Registration Statement on Form S-4 (Registration Number 333-39768) filed with the Commission on June 21, 2000.

                  2. The Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2000, for the six-month period ended June 30, 2000 and for the year ended December 31, 1999, is attached hereto as Exhibit 99.2. Financial information for the year ended December 31, 1999, included in Exhibit 99.2, has been updated from the information included in the Registrant's Registration on Statement on Form S-4 to reflect the updated pro forma adjustments based on current information available for the preparation of the June 30, 2000 pro forma information.

         (c)      Exhibits

                  Exhibit 2 -- Agreement and Plan of Reorganization between Citizens Bancorp and Lincoln Bancorp dated March 21, 2000 (incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-39768) filed with the Commission on June 21,
         2000).

                  Exhibit 20 -- Proxy Statement/Prospectus dated July 27, 2000 (incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-39768) filed with the Commission on June 21, 2000).

                  Exhibit 99.1 -- Press Release dated September 27, 2000 announcing the closing of the merger between Citizens Bancorp and the Registrant.

                  Exhibit  99.2  --  Unaudited  Pro  Forma  Condensed   Combined
         Financial information as of June 30, 2000 for the six-month period ended June 30, 2000 and for the year ended December 31, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                /s/ T. Tim Unger
                                                --------------------------------
                                                T. Tim Unger, President
                                                and Chief Executive Officer


Dated: September 27, 2000